CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($)	Jun. 30, 2018	Dec. 31, 2017	Dec. 31, 2016
CURRENT LIABILITIES:
Convertible notes payeble, net of unamortized discount	$ 1,939,345	$ 2,989,110	$ 0
Notes payable, net of unamortized discount	$ 10,757	$ 126,763	$ 110,561
SHAREHOLDERS' EQUITY
Preferred stock, par value (in dollars per share)	$ 0.001	$ 0.001	$ 0.001
Preferred stock, shares authorized	100,000,000	100,000,000	100,000,000
Preferred stock, shares issued	0	0	0
Preferred stock, shares, outstanding	0	0	0
Common stock, par value (in dollars per share)	$ 0.001	$ 0.001	$ 0.001
Common stock, shares authorized	300,000,000	300,000,000	300,000,000
Common stock, shares issued	13,495,394	12,825,393	12,587,053
Common stock, shares, outstanding	13,336,705	12,666,704	12,587,053
Treasury stock, shares	158,689	138,689